EXHIBIT  3.2

                       CORPORATE ACCESS NUMBER: 206416372



                                     ALBERTA

                            BUSINESS CORPORATIONS ACT


                                   CERTIFICATE

                                       OF

                                    AMENDMENT


                           ABACAN RESOURCE CORPORATION
                       AMENDED ITS ARTICLES ON 1998/05/27









                                  REGISTRAR OF

                                      Seal

                                  CORPORATIONS

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                         BUSINESS CORPORATIONS ACT FORM 4
                               (SECTION 27 OR 171)


                                     ALBERTA
               CONSUMER AND CORPORATE AFFAIRS ARTICLES OF AMENDMENT
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               1.NAME OF CORPORATION:  2.CORPORATE ACCESS NUMBER:

                      ABACAN RESOURCE CORPORATION206416372

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  3.Pursuant to subsection 167(1)(m) of the Business Corporations Act (Alberta),
the other rules or provisions of the Articles of Incorporation be amended by the addition of the following paragraph:


   In compliance with section 126(4) of the Business Corporations Act (Alberta), meetings of shareholders of the Corporation shall be held at the place within
  Alberta that the directors determine, or in Dallas, Texas; Houston, Texas; New
      York, New York; Las Angeles, California; Phoenix, Arizona; New Orleans,
                         Louisiana or Toronto, Ontario.
















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4.DATE         SIGNATURE                                     TITLE


June 20, 1997  _______________________                       Assistant Secretary

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                         FOR DEPARTMENTAL USE ONLY FILED


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